                                                                Exhibit 10.2

                         INFONET SERVICES CORPORATION
                       1998 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------

                                   ARTICLE 1

                                    Purpose
                                    -------

     The purpose of the Infonet Services Corporation 1998 Employee Stock Purchase Plan, as set forth herein and as amended from time to time (the "Plan"), is to provide certain employees of Infonet Services Corporation, a
 ----
Delaware corporation (the "Company"), and its affiliates with an opportunity to
                           -------
acquire a proprietary interest in the Company through the purchase of Class C, $.01 par value, shares of the Company (the "Stock").
                                            -----

                                   ARTICLE 2

                                  Definitions
                                  -----------

     The following words and terms as used herein shall have that meaning set forth therefor in this Article 2 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

     2.1  "Affiliate" means any organization, regardless of legal form, (a) in
           ---------
which the Company owns a substantial equity or profits interest or over which the Company has the right to exercise significant management control or influence and (b) which is designated in writing by the Committee as an Affiliate for purposes of the Plan.

     2.2  "Board" or "Board of Directors" shall mean the Board of Directors of
           -----      ------------------
the Company.

     2.3  "Book Value" shall mean the book value of a share of Stock determined
           ----------
by the formula of one times revenues of the Company for the immediately preceding four completed fiscal quarters of the Company rounded to the nearest thousand.

     2.4  "Call Closing" is defined in Section 7.2.
           ------------

     2.5  "Call Right" is defined in Section 7.2.
           ----------

     2.6  "Committee" shall mean the committee established by the Board of
           ---------
Directors to administer the Plan.

     2.7  "Company" is defined in Article 1.
           -------

     2.8   "Effective Date" is defined in Section 8.9.
            --------------

     2.9   "Eligible Employee" shall mean any Employee who has been designated
            -----------------
by the Committee in writing, by name or position, as being eligible to receive a Grant under the Plan.

     2.10  "Employee" shall mean any employee of the Company or an Affiliate.
            --------

     2.11  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
            ------------
amended.

     2.12  "Exercise Date" is defined in Section 6.2.
            -------------

     2.13  "Existing Stockholder" shall mean any of Kohusai Denchin Denwa Co.,
            --------------------
Ltd., KPN Royal Dutch Telecom, Swiss Telecom, Telefonica Tranmision de Datos, Telia Telecom AB and Telestra Corporation.

     2.14  "Fair Market Value" means:
            -----------------

           (i) for so long as the shares of Stock, or any security to which such shares are convertible, are not Publicly Traded, the Book Value of the Stock; and

           (ii) in the event that shares of Stock, or any security to which such shares are convertible, are Publicly Traded, the mean of the high and low prices at which they are reported to have traded on the relevant date in all markets on which trading in the Stock is reported, or if there is no reported sale of the Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Stock on the relevant date.

     2.15  "Grant" shall mean an opportunity to purchase shares of Stock
            -----
granted to an Employee under the Plan in accordance with the terms and conditions hereof.

     2.16  "Offering Period" is defined in Section 5.1.
            ---------------

     2.17  "Participant" shall mean an Eligible Employee who has elected to
            -----------
participate in the Plan pursuant to Section 6.1 hereof.

     2.18  "Plan" is defined in Article 1.
            ----

     2.19  "Publicly Traded" means that a class of stock (or equity interest) is
            ---------------
required to be registered under Section 12 of the Exchange Act or that stock (or equity interest) of that class has been sold within the preceding twelve months in an underwritten public offering.

     2.20  "Purchase Documents" is defined in Section 6.1.
            ------------------

     2.21  "Purchase Price" is defined in Section 5.2.
            --------------

     2.22  "Put Closing" is defined in Section 7.3.
            -----------

     2.23  "Put Right" is defined in Section 7.3.
            ---------

     2.24  "Recent Transaction Value" shall mean, on a per share basis, the
            ------------------------
amount derived by taking (i) the total consideration (whether cash, in-kind payments, stock, notes or other securities, assumed debt, leases, royalties, licenses, minimum purchase contracts, non-compete or consulting arrangements or any other form of consideration included in a transaction) received or to be received by the transferring party pursuant to the transaction or transactions which resulted in the Transfer of Interest occurring most recently prior to the date of calculation and dividing by (ii) the percentage of the value of the
                        -----------
Company transferred (expressed as a decimal number) and  dividing the result of
                                                         --------
such calculation by (iii) the number of then-outstanding shares of Class A, Class B and Class C shares of the Company. For example, if the Company or a stockholder transfers assets or stock representing 60% of the value of the Company for $500 million and there are 13,000 shares of Class A, Class B and Class C shares of the Company then outstanding (in aggregate), then the "Recent Transaction Value" would be $64,102.56 per share ($500 million/.60/13,000).

     2.25  "Securities Act" shall mean the Securities Act of 1933, as amended.
            --------------

     2.26  "Stock" is defined in Article 1.
            -----

     2.27  "Transfer of Interest" shall mean that (a) any person, entity or
            --------------------
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended), as if the Company were a public company, acquires on or after January 1, 1999, as beneficial owner, directly or indirectly, other than pursuant to the Plan or the Company's 1998 Stock Option Plan, any securities of the Company (whether then-outstanding or newly-issued),
(b) a sale, lease, exchange or transfer of all or substantially all of the Company's assets has occurred, (c) the Company directly or indirectly redeems or otherwise acquires any of its then-outstanding securities or (d) the Company's directors and/or stockholders approve, implement or attempt to implement a transaction (including, without limitation, any plan of reorganization, merger, consolidation or liquidation) which has or may have the effect of transferring
(i) any right to control some or all of the material business operations of the Company or (ii) any material economic participation right in the business operations of the Company, in each case to any person or entity other than the Existing Stockholders, the Participants and/or persons participating in the Company's 1998 Stock Option Plan.

                                   ARTICLE 3

                                Administration
                                --------------

     3.1  Committee.  The Committee shall have exclusive authority to operate,
          ---------
manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

     3.2  Organization.  The Committee shall be appointed from time to time by
          ------------
the Board, and the Committee shall consist of not less than two (2) members. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board. A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

     3.3  Power and Authority.  The Committee shall have all authority that may
          -------------------
be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 3.1, and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority: (a) to determine the Employees of the Company and its Affiliates who are eligible to participate in the Plan; (b) to apply the formula for establishing the Book Value of a share of Stock and otherwise establish the purchase price upon exercise of the Call Right provided for in Section 7.2 or the Put Right provided for in Section 7.3; (c) to determine the terms, timing and conditions of the granting of Grants under the Plan; (d) to establish or alter Offering Periods; and (e) to interpret the Plan; construe any ambiguous provision of the Plan and decide all questions concerning eligibility for and the amount of Grants under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan. The Committee shall have the authority to adopt such procedures as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan.

     3.4  Employment of Counsel and Others.  The Committee may consult with
          ---------------------------------
counsel who may be counsel to the Company. The Committee may also employ such other attorneys or consultants, accountants, appraisers, brokers or other persons as it deems necessary or appropriate.

     3.5  No Liability.  Neither the Committee nor any of the members thereof
          -------------
shall incur any liability for any action taken in good faith in reliance upon the advice of such counsel or such other persons.

     3.6  Allocation of Responsibility.  Except to the extent prohibited by
          ----------------------------
applicable law or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article 3 to any person or persons selected by it; provided, however, the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this
Section 3.6 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

                                   ARTICLE 4

                                  Eligibility
                                  -----------

     No Employee shall be an Eligible Employee unless such Employee has been designated as such in a written instrument, by name or position, by the Committee. The Committee shall have the sole power and discretion to designate who is and who is not an Eligible Employee.

                                   ARTICLE 5

                              The Offering Period
                              -------------------

     5.1  Offering Period.  The Committee may offer Stock pursuant to the terms
          ---------------
and conditions of this Plan from time to time, as they may determine in their sole discretion (each, an "Offering Period").
                           ---------------

     5.2  Price.  The purchase price per share of Stock shall be its Fair Market
          -----
Value on the Exercise Date, as such term is defined in Section 6.2 hereof (the "Purchase Price").
 --------------

     5.3  Number of Shares To Be Offered Under Grants.
          -------------------------------------------

          (a) Subject to adjustment pursuant to Section 8.1, the maximum number of shares of Stock that may be offered under the Plan is 600.

          (b) Exercises of Grants shall be allowed for full and fractional shares of Stock.

                                   ARTICLE 6

                           Participation and Payment
                           -------------------------

     6.1  Election To Participate.  An Eligible Employee may become a
          -----------------------
Participant in the Plan: (a) by completing a subscription agreement, indicating the number of shares of Stock to be purchased, and such other documents as the Company may require (the "Purchase Documents"); and (b) by tendering the
                          ------------------
Purchase Documents and payment for the full Purchase Price of the shares of Stock to the Secretary of the Company (or such other person as may be designated by the Committee) no later than the last day of the applicable Offering Period. Purchase Documents and Purchase Price received by the Secretary of the Company (or other designated person) after the last day of the applicable Offering Period shall be void and shall be given no effect with respect to the Grant; and the Secretary of the Company shall return such documents and cash or check to the applicable Employee as soon as practicable after receipt.

     6.2  No Revocation of Election.  No election to exercise a Grant may be
          -------------------------
revoked or canceled by an Eligible Employee once the Purchase Documents and Purchase Price have been tendered to the Company in accordance with Section 6.1 (the date that the Purchase Documents and Purchase Price are tendered to the Company pursuant to Section 6.1 is the "Exercise Date"). An election to
                                        -------------
exercise a Grant may be revoked or canceled by an Eligible Employee at any time prior to the tender of the Purchase Documents and Purchase Price to the Company in accordance with Section 6.1.

     6.3  Interest.  No interest shall be payable on the Purchase Price of the
          --------
shares of Stock under the Plan or on the funds returned to Eligible Employees as a result of late delivery of the Purchase Price pursuant to Section 6.1.

     6.4  Delivery.  As promptly as practicable after the Exercise Date, the
          --------
Company shall arrange for the issuance and delivery to each Participant of a certificate or certificates representing the shares of Stock purchased by such Participant.

     6.5  Rights as Stockholder.  No Employee shall have any right as a
          ---------------------
stockholder until after the date on which he or she becomes a record owner of the shares of Stock purchased under the Plan; no adjustment shall be made for dividends (if any) or other rights for which the record date is prior to such record ownership date.

     6.6  Termination of Employment.  An Eligible Employee whose employment with
          -------------------------
the Company or an Affiliate, as applicable, is terminated for any reason and who has not yet exercised such Eligible Employee's Grant shall have no right to participate in the Plan after such termination and such Eligible Employee's Grant will be automatically terminated.

     6.7  Rights Not Transferable.  No rights with regard to a Grant or to
          -----------------------
purchase shares of Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than as provided in Section 8.10 hereof) by the Eligible Employee. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect. No right of an Eligible Employee under this Plan may be exercised after his death, by his personal representative or anyone else, or during his lifetime by any person other than the Eligible Employee.

                                   ARTICLE 7

              Nontransferability of Stock; Call Right; Put Right
              --------------------------------------------------

     7.1  Nontransferability.  While the Stock or any security to which such
          ------------------
Stock is convertible is not Publicly Traded, a Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate, any share of Stock received pursuant to the Plan without the prior written consent of the Committee, which consent may be granted or withheld at the Committee's sole discretion; provided, however, that notwithstanding the foregoing, a Participant may make a one-time transfer of some or all of the shares of Stock received pursuant to the Plan to a trust, the beneficiary or beneficiaries of which are the Participant and/or the Participant's immediate family (i.e., the Participant's mother, father, sisters, brothers, children and grandchildren), provided that (i) the trustee(s) thereof shall agree on behalf of such trust to abide by the terms and conditions of the Plan and shall execute and deliver all such documentation as shall be deemed necessary by the Company in order to effect such agreement and (ii) the terms of such trust provide that the shares of Stock received pursuant to the Plan must be held of record by one person only until such time, if any, as the Stock or any security to which such Stock is convertible becomes Publicly Traded.

     7.2  Call Right of Company Upon Termination of Employment of Participant.
          -------------------------------------------------------------------
In the event that (a) a Participant shall cease to be employed by the Company for any reason, including, without limitation, by reason of the death of the Participant, while the Stock or any security to which such Stock is convertible is not Publicly Traded or (b) if at any time on or after March 15, 2003 the Stock or any security to which such Stock is convertible is not Publicly Traded, the Company shall have the right (but not the obligation) ("Call Right") to
                                                            ----------
purchase (and the Participant shall have the obligation to sell) all of such Participant's shares of Stock received pursuant to the Plan. The per share purchase price shall be determined by the Committee and shall be not less than the greater of (a) the Fair Market Value of a share of Stock and (b) in the event that a Transfer of Interest shall have occurred prior to the exercise of such Call Right, the Recent Transaction Value of a share of Stock. Such prices shall be calculated as of the date of such cessation of employment (if the Call Right is exercised pursuant to (a) hereof) or the date the notice of exercise described in the next sentence of this Section 7.2 is received by the Participant pursuant to Section 8.16 (if the Call Right is exercised pursuant to
(b) hereof); provided, however, that, notwithstanding the foregoing, if the Call Right is exercised within six (6) months of the Participant's purchase of Shares hereunder, the aggregate purchase price for such Shares shall be not less than the aggregate Fair Market Value of such shares of Stock as of the date which is six (6) months after such purchase. The Call Right shall be exercised by written notice to the Participant, which notice shall fix the date of settlement of the payment of the subject shares of Stock (the "Call Closing") at not less than 5 nor more
                                  ------------
than 30 days after the date such notice is given, provided that the Call Closing cannot occur in any event until at least six months after the Exercise Date. The purchase price to be paid for the subject shares of Stock, upon delivery to the Company of all stock certificates representing Participant's shares of Stock and corresponding signed stock powers, shall be paid by check of the Company at the Call Closing. The Call Closing shall take place at the offices of the Company at 1:00 p.m. on the date fixed in the exercise notice. Such shares of Stock shall be canceled on the books of Company upon the delivery of the purchase price therefor.

     7.3  Put Right to the Company.  After the date which is six months after
          ------------------------
the Exercise Date and for so long as the Stock or any security to which such Stock is convertible is not Publicly Traded, a Participant shall have the right (but not the obligation) ("Put Right"), exercisable by written notice to the
                           ---------
Company, to sell to the Company (and the Company shall have the obligation to buy) any of such Participant's shares of Stock received pursuant to the Plan. The per share purchase price shall be determined by the Committee and shall be not less than the greater of (a) the Fair Market Value of a share of Stock and
(b) in the event that a Transfer of Interest shall have occurred prior to the exercise of such Put Right, the Recent Transaction Value of a share of Stock, in each case calculated as of the date of the notice of exercise of the Put Right. The Company shall fix, by written notice to the Participant, the date of settlement of the payment of the subject shares of Stock (the "Put Closing") at
                                                               -----------
not less than 5 nor more than 30 days after the date such notice is given. The purchase price to be paid for the subject shares of Stock, upon delivery to the Company of all stock certificates representing Participant's shares of Stock and corresponding signed stock powers, shall be paid by check of the Company at the Put Closing. The Put Closing shall take place at the offices of the Company at 1:00 p.m. on the date fixed in the notice. Such shares of Stock shall be canceled on the books of Company upon the delivery of the purchase price therefor.

                                   ARTICLE 8

                                 Miscellaneous
                                 -------------

     8.1  Stock Adjustments.
          -----------------

     (a) The existence of the Plan and the Grants granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliate, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

     (b) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company's capital structure the aggregate number, class and kind of shares of stock available under the Plan and the number, class and kind of shares under each outstanding Grant and the price per share applicable to any such Grants shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Grants or otherwise necessary to reflect any such change.

     8.2  Conditions Upon Issuance of Shares.  Shares of Stock shall not be
          ----------------------------------
issued with respect to a Grant unless the exercise of such Grant and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of a Grant hereunder, the Company may require the person exercising such Grant to represent and warrant at the time of any such exercise that the shares of Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. The certificates evidencing such shares of Stock may include a legend that the Committee deems appropriate to reflect such restrictions.

     8.3  Necessity for Delay.
          --------------------

     (a) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Grant may be exercised hereunder in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to a Grant is or may be in the circumstances unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Grants, and the right to exercise any Grant shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of taxes on the Company.

     (c) Notwithstanding anything in the Plan to the contrary, the Company shall have no obligation under the Plan to cause any shares of Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

     8.4  Amendment and Termination of the Plan.  The Committee may at any time
          -------------------------------------
for any reason amend or terminate the Plan; provided, however, that in the event the Plan is terminated pursuant hereto, the Put Right provided for in Section
7.3 shall survive until such right expires according to its terms, if ever.
None of Article 2, Sections 7.2, 7.3 or 8.4 may be amended in any manner without the prior written approval of Participants holding 51% or more of the Shares purchased hereunder.

     8.5  Application of Funds.  The Plan shall be unfunded. The Company shall
          --------------------
not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock upon exercise of any Grant. Proceeds from the sale of shares of Stock pursuant to Grants granted under the Plan shall constitute general funds of the Company.

     8.6  No Obligation to Participate.  The offering of any Stock under the
          ----------------------------
Plan shall impose no obligation upon any Eligible Employee to subscribe to purchase any such shares.

     8.7  No Implied Rights to Employees.  The existence of the Plan, and the
          ------------------------------
offering of shares of Stock under the Plan, shall in no way give any Employee the right to continued employment, give any Employee the right to receive any Stock or any additional Stock under the Plan, or otherwise provide any Employee any rights not specifically set forth in the Plan.

     8.8  Withholding.
          -----------

     (a) The Company shall have the right to withhold from an Eligible Employee's compensation the amount necessary to meet any applicable federal, state or local withholding obligation, including any withholding necessary to make available any tax deductions to the Company due to sale or early disposition of the Stock issued to the Eligible Employee under the Plan.

     (b) Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require an Eligible Employee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payment is to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

     8.9  Duration.  Having been duly adopted by the Board of Directors and
          --------
subsequently approved and adopted by the stockholders of the Company, the Plan is effective as of October 20, 1998 (the "Effective Date"). The Plan, unless
                                          --------------
sooner terminated as provided in Section 8.4, shall terminate on the date the Stock is Publicly Traded.

     8.10 Designation of Beneficiary.
          --------------------------

     (a) An Eligible Employee may file with the Company on a form provided for such purpose by the Company a written designation of a beneficiary who is to receive any shares of Stock and/or cash from the Eligible Employee's Account under the Plan in the event of such Eligible Employee's death subsequent to an Exercise Date on which a Grant is exercised but prior to delivery to such Eligible Employee of such shares. In addition, an Eligible Employee may file a written designation of a beneficiary who is to receive any cash from the Eligible Employee's Account under the Plan in the event of such Eligible Employee's death prior to exercise of a Grant.

     (b) Such designation of beneficiary may be changed by the Eligible Employee at any time by written notice to the Company on a form supplied by the Company for such purpose. In the event of the death of an Eligible Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Eligible Employee's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Eligible Employee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Eligible Employee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     8.11  Rights of Stock.  Each share of Stock offered pursuant to the Plan
           ---------------
shall have the rights given such Stock in the Certificate of Incorporation of the Company, as the same may be amended from time to time.

     8.12  Governing Law.  The Plan shall be governed by and construed in
           -------------
accordance with the laws of California, without regard to such state's choice of law provisions, except as superseded by applicable Federal law.

     8.13  Expenses of the Plan.  The Company shall bear all costs and expenses
           ---------------------
incurred in administering the Plan, including expenses of issuing shares of Stock pursuant to any Grants exercised hereunder.

     8.14  Construction.    The words "Section," "paragraph" and "clause" shall
           -------------
refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     8.15  Limits of Liability.
           -------------------

     (a) Any liability of the Company or any Affiliate to any Eligible Employee with respect to any Grant shall be based solely upon contractual obligations created by the Plan.

     (b) Neither the Company nor any Affiliate nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

     8.16  Notices.  All notices or other communications (i) by a Participant to
           -------
the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof and (ii) by the Company to a Participant in connection with the Plan shall be deemed to have been duly given when received by the participant or, if earlier, five days after deposit in the United States mail by certified or registered mail, return receipt requested, first class postage prepaid, addressed to the Participant at his or her address as shown on the records of the Company or as such participant may request by written notice to the Company hereunder.

     8.17  No Enlargement of Employee Rights.  The Plan is purely voluntary on
           ---------------------------------
the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employment of the Company, any Affiliate or a successor corporation, or to interfere with the right of the Company or any such corporation to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in Grants authorized hereunder prior to the grant of a Grant to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.